UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported)             April 7, 2000
                                                          ----------------------


                              CNH HOLDINGS COMPANY
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             (Exact name of registrant as specified in its charter)


            Nevada                    0-17304                  11-2867201
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  (State or other jurisdiction      (Commission              (IRS Employer
         of incorporation)          File Number)           Identification No.)



      7457 Harwin Drive, Suite 304, Houston, Texas           77036
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        (Address of principal executive offices)           (Zip Code)



Registrant's telephone number, including area code        (713) 780-3178
                                                       -------------------------



                                       N/A
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         (Former name or former address, if changed since last report.)

Item 5.  Other Events.

A Form 8-K filed with the Securities and Exchange Commission ("SEC") on March 28, 2000 by Mr. Mark S. Pierce is inaccurate and has no merit. The purpose of this Form 8-K/A is to amend such Form 8-K to accurately set forth the facts relating to the matters contained herein.

On March 28, 2000, Mr. Pierce filed with the SEC a Form 8-K alleging, among other items, that: 1) the holders of the Company's "Series A: 10% Dividend Bearing Preferred Stock" had converted their preferred shares into common shares, 2) such conversion was effected at the ratio of 1,000 common shares for each preferred share, which was, in Mr. Pierce's words "as provided in the resolutions which established the series", a copy of which Mr. Pierce attached to the Form 8-K, 3) such conversion was "triggered" by the Company's sale of Southport Environmental and Development, Inc. ("SEDI"), 4) prior to conversion each preferred share was entitled to vote as a class with the common stock of the Company, 5) the holders of the preferred shares appointed Mark S. Pierce and Charles Stidham as the sole directors of the Company, and 6) Mr. Pierce had been appointed as Chief Executive Officer, President, Chief Financial and Accounting Officer, Treasurer and Secretary of the Company.

Mr. Pierce's claims are without any legitimate basis or merit. The resolutions establishing the preferred stock to which Mr. Pierce alludes specifically provides the following: (b) Conversion - the series shall not be convertible into any other securities of the Company;...(f) Voting Rights - the series shall have no voting rights other than those provided by Nevada law." Accordingly, the Company believes Mr. Pierce has no basis to claim ownership of 12,000,000 shares of Common Stock of the Company, and neither Mr. Pierce nor Mr. Charles Stidham are officers or directors of the Company. The current officers of the Company are: Robert A. Baker, Chief Executive Officer and President; Helen Wallace, Chief Financial and Accounting Officer and Treasurer; Directors: Larry V. Tate, Gerald W. Pybas, H. Paul Estey, E. Robert Barbee, and Terry L. McFarland.





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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        CNH HOLDINGS COMPANY
                                           (Registrant)



Date:  April 7, 2000                    By: /s/ Robert A. Baker
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                                                     (Signature)
                                           Robert A. Baker
                                           President










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